Exhibit 10.2

FORM OF RESTRICTED SHARE AGREEMENT

FOR NON-EMPLOYEE DIRECTORS UNDER THE

SEACUBE CONTAINER LEASING LTD 2010 OMNIBUS EQUITY INCENTIVE PLAN

This Agreement (this “Agreement”) is entered into as of                     , 2010 (the “Date of Grant”), by and between SeaCube Container Leasing Ltd., a Bermuda exempted company (the “Company”), and                       (the “Participant”), effective upon and in connection with the initial public offering of the Shares (the “Effective Date”).  Capitalized terms used without definition herein shall have the meaning ascribed to them in the SeaCube Container Leasing Ltd. 2010 Omnibus Equity Incentive Plan (the “Plan”).  Where the context permits, references to the Company shall include any successor to the Company.

1.                                       Grant of Restricted Shares. The Company hereby grants to the Participant               Shares (such shares, the “Restricted Shares”), subject to all of the terms and conditions of this Agreement and the Plan.

2.                                       Lapse of Restrictions.

(a)                                  General.  Subject to the provisions set forth below, the restrictions on Transfer set forth in Section 8 hereof shall lapse with respect to the number of Restricted Shares specified for each date set forth below under the column captioned “Vesting Date” (each such date, a “Vesting Date”) as follows:

Vesting Date	Number of Restricted Shares
June 30, 2011
June 30, 2012
June 30, 2013

subject in each case to the continued service by the Participant on the Board from the date hereof through the relevant Vesting Date, and provided that the Participant has not given notice of resignation, as of each such Vesting Date.

(b)                                 Following Certain Terminations of Service.

(i)                                     Subject to the next sentence, upon termination of the Participant’s service on the Board for any reason (including the death or Disability of the Participant), any Restricted Shares in respect of which the restrictions described in this Section 2 shall not already have lapsed shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company without consideration of any kind and neither the Participant nor any of the Participant’s successors, heirs, assigns, or personal representatives shall thereafter have any further rights or interests in such Restricted Shares.  Notwithstanding the foregoing, in the event that the Participant is removed from the Board other than for Cause within twelve (12) months following a Change in Control, one hundred percent (100%) of the Restricted Shares that are not vested as of the date of such termination shall immediately vest.

(ii)                                  “Cause” shall mean (i) the Participant commits any act of fraud, intentional misrepresentation or serious misconduct in connection with the business of the Company or any Affiliate, including, but not limited to, falsifying any documents or agreements (regardless of form); (ii) the Participant materially violates any rule or policy of the Company or any Affiliate which violation results in material damage to the Company or any Affiliate; (iii) other than solely due to Disability, the Participant willfully breaches or habitually neglects any material aspect of the Participant’s duties to the Company or any Affiliate and such failure is reasonably likely to have a material adverse impact upon the Company or any Affiliate or the operations of any of them; (v) the Participant’s indictment, conviction, or entering a plea of guilty or nolo contendere to, a felony (other than a traffic or moving violation) or any crime involving dishonesty; (vi) the Participant engages in any other action that may result in removal of the Participant from the Board for cause pursuant to any generally applied standard of which standard the Participant knew or reasonably should have known (including, without limitation, standards under applicable corporate law); or (vii) any willful breach by the Participant of his fiduciary duties as a member of the Board.

3.                                       Adjustments.  Pursuant to Section 5 of the Plan, in the event of a Change in Capitalization, the Administrator shall make such equitable changes or adjustments as it deems necessary or appropriate to the number and kind of securities or other property (including cash) issued or issuable in respect of outstanding Restricted Shares.

4.                                       Legend on Certificates. The Participant agrees that any certificate issued for Restricted Shares (or, if applicable, any book entry statement issued for Restricted Shares) prior to the lapse of any outstanding restrictions relating thereto shall bear the following legend (in addition to any other legend or legends required under applicable federal, state or foreign securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE (THE “RESTRICTIONS”) AS SET FORTH IN THE SEACUBE CONTAINER LEASING LTD. 2010 OMNIBUS EQUITY INCENTIVE PLAN AND A RESTRICTED SHARE AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND SEACUBE CONTAINER LEASING LTD., COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF SEACUBE CONTAINER LEASING LTD. ANY ATTEMPT TO DISPOSE OF THESE SHARES IN CONTRAVENTION OF SUCH RESTRICTIONS, INCLUDING BY WAY OF SALE, ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION OR OTHERWISE, SHALL BE NULL AND VOID AND WITHOUT EFFECT AND SHALL RESULT IN THE FORFEITURE OF SUCH SHARES AS PROVIDED BY SUCH PLAN AND AGREEMENT.

5.                                       Certain Changes. The Administrator may accelerate the date on which the restrictions on Transfer set forth in Section 8 hereof shall lapse or otherwise adjust any of the terms of the Restricted Shares; provided that, subject to Sections 5 and 21 of the Plan, no action under this Section 5 shall adversely affect the Participant’s rights under this Agreement.

6.                                       Notices. All notices or other communications required or permitted under this Agreement shall be made in writing and shall be deemed given if delivered personally or sent by nationally recognized overnight courier service.  Any notice or other communication shall be deemed given on the date of delivery, or on the date one (1) business day after it shall have been given to a nationally-recognized overnight courier service.  All such notices or communications shall be delivered to the recipient at the addresses indicated below:

To the Company:

SeaCube Container Leasing Ltd.

1 Maynard Drive

Park Ridge, New Jersey 07656

Attention:  General Counsel

To the Participant:

at the address as it appears in the Company’s books and records or at such other place as the Participant shall have designated by notice as herein provided to the Company.

7.                                       Securities Laws Requirements. The Company shall not be obligated to issue Shares to the Participant free of the restrictive legend described in Section 4 hereof or of any other restrictive legend, if such transfer, in the opinion of counsel for the Company, would violate the Securities Act of 1933, as amended, or any other federal, state or foreign statutes having similar requirements that may be in effect at the relevant time.

8.                                       Protections Against Violations of Agreement.  Until such time as the Restricted Shares are fully vested in accordance with Section 2 hereof, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any of the Restricted Shares or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of this Agreement will be valid.  Any purported Transfer of Restricted Shares or any economic benefit or interest therein in violation of this Agreement shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any person purportedly acquiring any Restricted Shares or any economic benefit or interest therein transferred in violation of this Agreement shall not be entitled to be recognized as a holder of such Shares.  In addition, unless the Administrator determines otherwise, upon any attempted Transfer of Restricted Shares or any rights in respect of Restricted Shares, before the vesting thereof, such Restricted Shares, and all of the rights related thereto, shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company without consideration of any kind.

9.                                       Taxes.  The Participant understands that he (and not the Company) shall be responsible for any tax liability that may arise as a result of the transactions contemplated by this Agreement.

THE PARTICIPANT ACKNOWLEDGES THAT IT IS THE PARTICIPANT’S SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE TIMELY THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO ASSIST THE PARTICIPANT IN MAKING THIS FILING.

The Participant acknowledges that the tax laws and regulations applicable to the Restricted Shares and the disposition of the Restricted Shares following vesting are complex and subject to change, and it is the sole responsibility of the Participant to obtain the Participant’s own advice as to the tax treatment of the terms of this Agreement.

BY SIGNING THIS AGREEMENT, THE PARTICIPANT REPRESENTS THAT THE PARTICIPANT HAS REVIEWED WITH THE PARTICIPANT’S OWN TAX ADVISORS THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND THAT THE PARTICIPANT IS RELYING SOLELY ON SUCH ADVISORS, AND NOT ON ANY STATEMENTS OR REPRESENTATIONS OF THE COMPANY, OR ANY AFFILIATE THEREOF, OR ANY AGENT OF THE COMPANY OR ANY AFFILIATE THEREOF.

10.                                 Failure to Enforce Not a Waiver.  The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

11.                                 Incorporation of Plan. The Plan is hereby incorporated by reference into, and made a part of, this Agreement, and the Restricted Shares and this Agreement shall be subject to all terms and conditions of the Plan.

12.                                 Amendments; Construction. The Administrator may amend the terms of this Agreement prospectively or retroactively at any time, but no such amendment shall impair the rights of the Participant hereunder without the Participant’s consent, except as provided in Sections 5 and 21 of the Plan.

13.                                 Survival of Terms. Except as otherwise expressly provided herein, this Agreement shall be binding upon and inure to the benefit of the Company and its Affiliates, and their respective successors and assigns, and the Participant and the Participant’s heirs, personal representatives, successors and assigns; provided, however, that nothing contained herein shall be construed as granting the Participant the right to Transfer any of the Restricted Shares, except in accordance with this Agreement and any transferee shall hold the Restricted Shares having only those rights, and being subject to the restrictions, provided for in this Agreement.

14.                                 Rights as a Shareholder. Except as otherwise expressly provided in this Agreement, the Participant will have all of the rights of a shareholder with respect to all of the Restricted Shares (until and unless the Restricted Shares are forfeited), including, without limitation, the right to vote such shares and the right to receive all dividends or other distributions with respect to such Shares, both prior to and after the lapse and removal of the vesting restrictions set forth herein, and, if Shares are ultimately forfeited, prior to such forfeiture.

15.                                 Agreement Not a Contract for Services. Neither the Plan, the granting of the Restricted Shares, this Agreement nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Participant has a right to continue to provide services as a director of the Company or any Affiliate thereof for any period of time or at any specific rate of compensation.

16.                                 Authority of the Administrator; Disputes. The Administrator shall have full authority to interpret and construe the terms of the Plan and this Agreement.  The determination of the Administrator as to any such matter of interpretation or construction shall be final, binding and conclusive.

17.                                 Acceptance. The Participant hereby acknowledges receipt of a copy of the Plan and this Agreement.  The Participant has read and understands the terms and provisions of the Plan and this Agreement, and accepts the Restricted Shares subject to all the terms and conditions of the Plan and this Agreement.  The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under this Agreement.

18.                                 Miscellaneous.

(a)                                  This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except by a written agreement signed by the Company and the Participant.  As of the date hereof, this Agreement shall supersede any other agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof, which have been made by either party or any Affiliate thereof.

(b)                                 In the event any capital shares of the Company or any other corporation shall be distributed on, with respect to, or in exchange for Common Shares of the Company as a share dividend, share split, spin-off, reclassification or recapitalization in connection with any merger, amalgamation, continuation into another jurisdiction or reorganization, the restrictions, rights and options set forth in this Agreement shall apply with respect to such other capital shares to the same extent as they are, or would have been applicable, to the Common Shares acquired hereunder on, or with respect to, which such other capital shares were distributed.

(c)                                  No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.  Anything in this Agreement to the contrary notwithstanding, any waiver, consent or other instrument under or pursuant to this Agreement signed by, or binding upon, the Participant shall be valid and binding upon any and all persons or entities (other than the Company and its Affiliates) who may, at any time, have or claim any rights under or pursuant to this Agreement in respect of the Restricted Shares.

(d)                                 Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the fullest extent permitted by applicable law, the parties hereby waive any provision of law which may render any provision hereof prohibited or unenforceable in any respect.

(e)                                  The obligations of the Company and the Participant under this Agreement which by their nature may require either partial or total performance after the Participant’s service with the Company and its Subsidiaries is terminated shall survive such termination of service.

(f)                                    Should any party to this Agreement be required to commence any litigation concerning any provision of this Agreement or the rights and duties of the parties hereunder, the prevailing party in such proceeding shall be entitled, in addition to such other relief as may be granted, to the reasonable attorneys’ fees and court costs incurred by reason of such litigation.

(g)                                 The Section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said Sections.

(h)                                 Words in the singular shall be read and construed as though in the plural and words in the plural shall be read and construed as though in the singular in all cases where they would so apply.  Words herein of any gender are deemed to include each other gender.

(i)                                     This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same agreement, and all signatures need not appear on any one counterpart.

(j)                                     This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to any choice-of-law rules thereof which might apply the laws of any other jurisdiction.

(k)                                  WAIVER OF JURY TRIAL.  EACH PARTY HEREBY WAIVES SUCH PARTY’S RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE SUBJECT MATTER HEREOF.  EACH PARTY ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF SUCH PARTY.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MIGHT BE FILED IN ANY COURT AND THAT MAY RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING ALL COMMON LAW AND STATUTORY CLAIMS.  EACH PARTY FURTHER REPRESENTS AND WARRANTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH SUCH LEGAL COUNSEL.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, MODIFICATIONS, SUPPLEMENTS OR RESTATEMENTS HEREOF.  IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written.

SEACUBE CONTAINER LEASING LTD.

By:
Name:
Title:

PARTICIPANT

Name:

[Signature Page to Restricted Share Agreement]